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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated March 6, 1997 included in the Company's Form 10-KSB for the year ended December 31, 1996 and to all references to our Firm included in this Form S-3 registration statement.

New York, New York                                         ARTHUR ANDERSEN LLP
April 21, 1997